SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:  December 22, 2004

Bradley Operating Limited Partnership

(Exact name of registrant as specified in its charter)

Delaware	000-23065	04-3306041
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

131 Dartmouth Street Boston, Massachusetts	02116
(Address of principal executive offices)	(Zip Code)

(617) 247-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

Bradley Operating Limited Partnership (“Bradley OP”) is filing this Current Report on Form 8-K containing its historical financial statements for the year ended December 31, 2003 and other information so that such information may be incorporated by reference in subsequent filings made by Bradley OP with the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits

(c)

Exhibits

23.1                           Consent of KPMG LLP

99.1                           Selected Financial Data of Bradley Operating Limited Partnership, Description of Business of Bradley Operating Limited Partnership, Management’s Discussion and Analysis of Financial Condition and Results of Operations, Management and Bradley Operating Limited Partnership Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned, thereunto duly authorized.

BRADLEY OPERATING LIMITED PARTNERSHIP

By: Heritage-Austen Acquisition, Inc., its General Partner

/s/ Thomas C. Prendergast
Thomas C. Prendergast
Chairman, President and Chief Executive Officer

/s/ David G. Gaw
David G. Gaw
Senior Vice President, Chief Financial Officer and Treasurer

Dated: December 22, 2004